CONVENIO MODIFICATORIO A
CONTRATO DE ARRENDAMIENTO

CONVENIO MODIFICATORIO A CONTRATO DE ARRENDAMIENTO QUE CELEBRAN BBVA BANCOMER SERVICIOS, S.A. EN SU CARACTER DE FIDUCIARIO DEL FIDEICOMISO “SUBMETROPOLI DE TIJUANA” REPRESENTADO EN ESTE ACTO POR SENOR FERNANDO SILVESTRE LLAMAS FIERRO Y EL SENOR GABRIEL LEON PENA (A QUIENES EN LO SUCESIVO SE LE DENOMINARA EL “ARRENDADOR”) Y ENSATEC, S.A. DE C.V., REPRESENTADA EN ESTE ACTO POR EL SENOR HECTOR M. MACHADO B. (A QUIEN EN LO SUCESIVO SE LE DENOMINARA EL “ARRENDATARIO”), CON LA PARTICIPACION DE GE REAL ESTATE MEXICO, S. DE R.L. DE C.V., REPRESENTADA EN ESTE ACTO POR EL LIC. FEDERICO RIOS PATRON, Y DE PALL CORPORATION, REPRESENTADA POR LOS SENORES ROBERTO PEREZ Y ROGER ROBERTS DE CONFORMIDAD CON LAS SIGUIENTES DECLARACIONES Y CLAUSULAS:

AMENDMENT TO LEASE AGREEMENT

AMENDMENT TO LEASE AGREEMENT ENTERED INTO BY AND BETWEEN BBVA BANCOMER SERVICIOS, S.A. AS TRUSTEE OF THE “SUBMETROPOLI DE TIJUANA” TRUST, REPRESENTED HEREIN BY MR. FERNANDO SILVESTRE LLAMAS FIERRO AND MR. GABRIEL LEON PENA (HEREINAFTER REFERRED TO AS “LESSOR”), AND BY ENSATEC, S.A. DE C.V., REPRESENTED HEREIN BY MR. HECTOR M. MACHADO B., (HEREINAFTER REFERRED TO AS “LESSEE”) WITH THE PARTICIPATION OF GE REAL ESTATE MEXICO, S. DE R. L. DE C.V., REPRESENTED HEREIN BY MR. FEDER1CO RIOS PATRON, AND OF PALL CORPORATION, REPRESENTED HEREIN BY MR, ROEERTO PEREZ AND ROGER ROBERTS, PURSUANT TO THE FOLLOWING RECITALS AND CLAUSES:

DECLARACIONES:

Las partes declaran por conducto de sus representantes correspondientes:

1
Que con fecha 21 de febrero de 2000, el ARRENDADOR y el ARRENDATARIO celebraron un Contrato de Arrendamiento cuyo objeto es la nave industrial y las mejoras accesorias ubicadas en la Calle Colinas #11730 del Fraccionamiento Parque Industrial El Florido, Seccion Colinas, Delegacion La Presa. en esta ciudad de Tijuana, Baja California, Mexico (en lo sucesivo el “Contrato de Arrendamiento”)

RECITALS:
The parties, through their representatives, state:

1
That on February 21, 2000, the LESSOR and the LESSEE entered into a Lease Agreement in connection with the industrial building and certain improvements located at Calle Colinas #11730 of Parque Industrial El Florido Seccion Colinas, Delegacion La Presa, in the City of Tijuana, Baja California, Mexico (hereinafter referred as the “Lease Agreement”).

2.	Que el termino del Contrato de Arrendamiento es de diez (10) anos.

3
Que la Fecha de Inicio del Arrendamiento, segun convinieron las partes contratantes, quedó fijada como el dia 31 de julio de 2000, motivo por el cual se estableció esa como la fecha de inicio de los diez anos de término del arrendamiento, el cual concluye 30 de julio de 2010

4.
Que es voluntad del ARRENDADOR y del ARRENDATARIO celebrar el presente convenio modificatorio del Contrato de Arrendamiento, y que GE REAL ESTATE MEXICO, S. DE R.L. DE C.V. y PALL CORPORATION están de acuerdo en que se celebre la modificación de conformidad con el clausulado siguiente.

5.
Que las personas que intervienen en el presente convenio modiflcatorio cuentan con Ia capacidad legal necesaria para representar a sus mandantes, y que dicha capacidad no les ha sido limitada de manera alguna.

Habiendo declarado lo anterior, las partes convienen y se obligan en los terminos de 1as siguientes:

2.	That the term of the Lease Agreement is of ten (10) years.

3	That the Lense Commencement Date, as agreed by the contracting parties, was set to be July 31, 2000, reason for which the ten year term of the lease expires on July 30, 2010.

4,
That it is the will of the LESSOR and the LESSEE to enter into this amendment agreement to the Lease Agreement, ard that GE REAL ESTATE MEXICO, S. DE R.L DE C.V. and PALL CORPORATION agree that the amendment be made in accordance with the following clauses.

5.	That the individuals signing this amendment agreemeit have sufficient legal authority to represent their principals, and that such legal authority has not been limited in any way.

Having stated the foregoing, the parties agree and submit themselves to the terms of the following:

CLAUSULAS:

PRIMERA. PRÔRROGA. El ARRENDADOR y el ARRENDATARIO convienen en prorrogar la vigencia del Contrato de Arrendamiento hasta el dia 15 (quince) de agosto del ano 2011 (dos mil once); es decir, el Contrato de Arrendamiento continuara vigente hasta el dia 15 (quince) de agosto del ano 2011 (dos mil once), salvo que el ARRENDATARIO haga uso del derecho de prorroga que le concede el parrafo 6.2. del Contrato de Arrendamiento, o que el mismo fuera rescindido o terminado anticipadamente en los terminos del mismo.
CLAUSES:
FIRST. EXTENSION AUTHORIZATION. The LESSOR and the LESSEE agree to extend the term of the Lease Agreement up to August 15 (fifteen) of year 2011 (two thousand eleven); that is, the Lease Agreement will continue to be in effect until August 15 (fifteen)

of year 2011 (two thousand eleven), unless the LESSEE exercises its right to further extend the life of the lease granted under paragraph 6.2 of the Lease Agreement, or that the lease be rescinded or early terminated under the terms thereof.

SEGUNDA. RESTO DEL CONTRATO DE ARRENDAMIENTO. Las partes convienen que todas aquellas disposiciones del Contrato de Arrendamiento distintas a las mencionadas en la cláusula inmediata anterior y que no hayan sido expresamente modificadas en el presente convenio, continuarán inalteradas y en plena vigencia, salvo aquellas que por medio de otros convenios escritos hayan sido modificadas por las partes.

TERCERA. CONSENTIMIENTO DE GE REAL ESTATE MEXICO, S. DE R.L. DE C.V. Y DE PALL CORPORATION. Mediante la firma de sus representantes o apoderados, tanto GE REAL ESTATE MEXICO, S. DE R.L. DE C.V. y PALL CORPORATION manifiestan su conformidad y autorización para la celebración del presente convenio modificatorio y la consecuente prórroga del término de vigencia del Contrato de Arrendamiento.

CUARTA. IDIOMA. El presente convenio modificatorio se redacta en los idiomas Espanol e Inglés para facilitar la referencia de las partes participantes; sin embargo, estas convienen que en caso de discrcpancia entre ambas versiones, sera la redactada en idioma Espanol la que prevalezca.

QUINTA. LEY APLICABLE Y JURISDICCION. Las partes convienen que el presente convenio debera ser interpretado de conformidad con lo dispuesto por las leyes aplicables del Estado de Baja California. Por otro lado, ambas partes acuerdan en someter la interpretacion y ejecucion del presente contrato a la jurisdiccion de los tribunals competentes en la ciudad de Tijuana, Baja California, Mexico, renunciando en forma expresa a cualquier fuero que pudiera corresponderles por razon de sus domicilios presentes o futuros, o por cualquier otra razon.

SECOND. REST OF THE LEASE AGREEMENT. The parties agree that all the provisions of the Lease Agreement not mentioned in the preceding clause and that have not been expressly modified in this amendment agreement, shall continue unaltered and in full force, save for those that have been previously modified by the parties through other written amendment agreements.

THIRD. CONSENT OF GE REAL ESTATE MEXICO. S. DE R.L. DE C.V. AND OFF PALL CORPORATION. With the execution hereof by the representatives or attorneys-in-fact of GE REAL ESTATE MEXICO, S. DE R.L. DE C.V. and PALL CORPORATION, both entities express their conformity with and authorization of this amendment agreement and the consequent extension of the term of the Lease Agreement.

FOURTH. LANGUAGE. This amendment agreement is written in the Spanish and English languages to facilitate the reference of all parties involved; however, all parties agree that in the event of discrepancy between both versions, the Spanish version shall prevail.

FIFTH, GOVERNING LAW AND JURISDICTION. The parties agree that this agreement shall be interpreted in accordance with the applicable laws for the State of Baja California. Also, the parties agree to submit the interpretation and enforcement of this agreement to the jurisdiction of the competent courts in the City of Tijuana, Baja California, Mexico, expressly waiving any other forum they may otherwise be entitled to by reason of their present or future domiciles or for any other reason.

EN TESTIMONIO DE LO CUAL, ambas partes celebran y firman el presente convenio modificatorio el dia 25 de julio de 2008, ante dos testigos que tambien lo firman.

IN WITNESS WHEREOF, the parties execute and sign this amendment agreement on July 25, 2008, in the presence of two witnesses who also sign it.

“ARRENDADOR” / “LESSOR”
BBVA BANCOMER SERVICIOS, S.A.
F1DUCIARIO DEL FIDEICOMISO “SUBMETROPOLI DE TIJUANA”

Por / By: Fernando Silvestre Llamas Fierro	Por / By: Gabriel Leon Pena

“ARRENDATARIO” / “LESSEE”
ENSATEC, S.A. DE C.V.

Por / By: Héctor M. Machado B.

GE REAL ESTATE MEXICO,
S. DE R.L. DE C.V.

Por / By: Federico Rios Patron

PALL CORPORATION

[GRAPHIC APPERS HERE]	[GRAPHIC APPERS HERE]

Por / By: Roberto Perez	Por /By: Roger Roberts

TESTIGOS / WITNESSES

Nombre:	Nombre: